U.S. GOVERNMENT SECURITIES FUND
11 Hanover Square
New York, NY 10005

1-888-847-4200


American Stock
Exchange Symbol: BXL
Semi-Annual Report
December 31, 1998

                                                            February 10, 1999

Fellow Shareholders:

            It is a pleasure to report that the Fund's market total returns to shareholders continue to be excellent and among the best of all 25 closed-end government bond funds tracked by Morningstar, Inc. (an independent financial analysis firm). According to Morningstar, 16.07% is the Fund's market total return for the 12 months ending December 31, 1998 (ranking #1 of 24 funds) (NAV return 6.35%). This compares favorably with the Lipper Government securities Index total return of +7.82%, and the Lipper Morgage Backed Securities Index total return of 6.43% for the same period in each case.

Investment in Equities

            Commencing October 19, 1998, the Fund began investing in equity and other securities. Although as of December 31, 1998, these investments comprised less than 5% of total net assets, the performance of this sector of the Fund's portfolio has been very rewarding - with a 16.09% total return including dividends in the approximate two and a half month period. Over the course of 1999, the Fund anticipates making continued investments in equities and other securities to substantially increase this allocation.

Review and Outlook

            Declining interest rates are most frequently associated with slowing growth and rising unemployment, but that was not the case last summer and fall. During this period, in response to distressed financial market conditions, the Federal Reserve pre-emptively lowered its Federal Funds rate target by a total of 0.75 %, but the U.S. economy grew at around a 4% rate, well above "trend," and unemployment fell to less than 4.5%.

            The injection of liquidity by the Federal Reserve and central bankers throughout the developed world restored financial market stability and caused a significant decline in U.S. interest rates. U.S. government debt prices also rose during this period due to their attraction as a safe haven during times of turmoil. Between the end of June and year end, 30 year Treasury bond rates fell by over 0.5%, and briefly yielded less than 4.75%. Shorter term assets, such as Treasury notes maturing in two years, declined briefly by almost a full percent, to as low as 3.75%, as investors sought safety and liquidity, and anticipated additional Federal Reserve easing. Since late autumn, as financial markets have recovered and the domestic economy has continued to expand, interest rates have risen moderately.

            Ironically, with consumer inflation up only 1.6% over the last year, and rising only 0.8% in the fourth quarter the lowest in 40 years - the 4.75% Federal Funds rate is still somewhat restrictive by historic measures. Despite the recent eases, the economy continues to perform well, growing at a robust 5.6% rate in the fourth quarter alone. Additionally, the $70 billion Federal budget surplus also exerts a fiscal drag on the economy. A variety of factors, including declining import and commodity prices, high levels of industrial capacity, and increases in productivity have all contributed to the strength of the expansion. In any event, the limited supply of new Treasury debt is a positive for the bond market.

            We do not anticipate currently a change in Federal Reserve policy in the short term. Should imbalances reemerge in financial markets, we have every confidence that the Federal Reserve will act decisively to maintain relative stability.

8% Dividend Distribution Policy Continued

            The adoption by the Fund's Board of Directors in December 1997 of a managed 8% dividend distribution policy has been well received. The policy is intended to provide shareholders with a stable cash flow and reduce or eliminate any market price discount to net asset value. The quarterly dividend distributions of approximately 8% on an annual basis of the Fund's net asset value will be paid primarily from ordinary income and any capital gains with the balance representing return of capital. For the twelve months ended December 31, 1998, actual distributions were 8.13% of average net assets with approximately 80% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and an attractive investment for income oriented portfolios.

Dividend Reinvestment Plan Offers Important Advantage

            The Fund's current net asset value is $14.20.  With a recent closing market price of $13.00 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is particularly attractive because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute significantly to growing your investment over time. Please call toll 1-888-847-4200 and we will be happy to assist you.

            We appreciate your support and look forward to continuing to serve your investment needs.

Sincerely,





     Thomas B. Winmill                                  Steven A. Landis
     President                                          Senior Vice President
                                                        Portfolio Manager



 BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.
Schedule of Portfolio Investments - December 31, 1998 (Unaudited)



Principal                                                                 Market
Amount                                                                     Value

              U.S. Government Obligations (30.0%)
$1,000,000    U.S. Treasury Note, 5.75%, due 10/31/02                $ 1,036,250
1,000,000     U.S. Treasury Note, 6.625%, due 5/15/07                  1,125,000
1,000,000     U.S. Treasury Note, 4.75%, due 11/15/08                  1,008,125
400,000       U.S. Treasury Note, 6.125%, due 11/15/27                   448,125
              Total U.S. Government Obligations (cost: $3,493,728)     3,617,500

              U.S. Government Agencies (67.6%)
1,000,000     Federal Home Loan Bank, 6.46%, due 10/12/12              1,097,719
1,000,000     Federal National Mortgage Assn., 6.08%, due 9/25/00      1,018,262
1,000,000     Federal National Mortgage Assn., 6.41%, due 11/13/12     1,091,991
660,391       Government National Mortgage Assn., 6.50%, due 7/15/08     672,774
997,461       Government National Mortgage Assn., 6.50%, due 1/15/28     988,156
1,595,032     Government National Mortgage Assn., 7.0%, due 11/15/10   1,640,890
572,747       Government National Mortgage Assn., 7.0%, due 6/15/23      586,527
114,788       Government National Mortgage Assn., 7.0%, due 5/15/24      117,550
889,386       Government National Mortgage Assn., 7.25%, due 1/15/27     913,984
              Total U.S. Government Agencies (cost: $7,860,511)        8,127,853

Shares      Common Stocks (2.4%)
1,500       Federal National Mortgage Association                     111,000
1,900       Federal Home Loan Mortgage Corporation                    122,431
2,000       Northwestern Corporation                                  52,875
                   Total Common Stocks (cost: $247,582)               286,306

                     Total Investments (cost: $11,601,821) (100.0%)  $12,031,659









See accompanying notes to financial statements.


Notes to Financial Statements

(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange. The investment objective of the Fund is to provide investors with a high level of income, liquidity, and safety of principal. The Fund seeks to achieve its investment objective by investing primarily in securities backed by the full faith and credit of the United States, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1997, the Fund had an unused capital loss carryforward of approximately $2,508,000, of which $1,716,000 expires in 1998, $361,000 in 2003, $202,000 in 2004 and
$229,000 in 2005. Based on Federal income tax cost of $13,721,354, gross unrealized appreciation and gross unrealized depreciation were $128,390 and $76,832, respectively at June 30,1997.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former distributor. The Fund reimbursed the Investment Manager $4,003 for providing certain administrative and accounting services at cost for the year ended June 30, 1997. The Fund had a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund paid the Distributor a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee was intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Effective with the conversion of the Fund to a closed-end management investment company, the 12b-1 plan was terminated. Investor Service Center also received $3,357 for shareholder administration services which it provided to the Fund at cost for the period from July 1, 1996 to October 4, 1996.

(4) Purchases and proceeds of sales of U.S. government obligations other than short term investments aggregated $30,406,318 and $28,090,166, respectively, for the year ended June 30, 1997. Under an agreement with the custodian, custodian fees are reduced by credits for cash balances. Such reductions amounted to $6,480 during the year ended June 30, 1997

(5) The Fund has a committed bank line of credit for temporary or emergency purposes. At June 30, 1997, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the year ended June 30, 1997, the weighted average interest rate was 5.12% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $405,632.

(6) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $73,428 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998 (Unaudited)

ASSETS:
  Investments at market value
              (cost: $11,601,821) (note 1) ...... $12,031,659
  Interest receivable ...........................      94,652
  Other assets ..................................         958
              Total assets ......................  12,127,269
LIABILITIES:
  Payables:
     Borrowings - reverse repurchase agreement ....................  1,007,500
     Demand note payable to bank (note 5) .........................    190,431
     Interest .....................................................        241
  Accrued expenses ................................................      8,576
       Total liabilities ..........................................  1,206,748

NET ASSETS: (applicable to 755,079
            outstanding shares: 250,000,000 shares
            of $.01 par value authorized) ........................  $10,920,521

NET ASSET VALUE PER SHARE:
            ($10,920,521 / 755,079 shares outstanding) ...........        $14.46
At December 31, 1998, net assets consisted of:
            Paid-in capital ......................................   $11,486,760
            Accumulated net realized loss
                        on investments ...........................     (675,590)
            Accumulated deficit in investment income .............     (320,486)
            Net unrealized appreciation on investments ...........       429,837
                                                                     $10,920,521

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1998 (Unaudited)

INVESTMENT INCOME:
  Interest .......................................................      $383,137
  Dividend .......................................................         1,103
              Total investment income ............................       384,240
EXPENSES:
  Legal (note 7) .................................................       163,026
  Investment management (note 3) .................................        38,890
  Interest .......................................................        38,143
  Directors ......................................................        16,685
  Custodian ......................................................        13,698
  Transfer agent .................................................         8,106
  Accounting and audit (note 3) ..................................         6,352
  Printing .......................................................         5,546
  Registration (note 3) ..........................................         4,335
  Other ..........................................................           914
              Expenses ...........................................       295,695
              Investment management fees waived (note 3) .........      (38,890)
              Fee reduction (note 4) .............................       (1,600)
              Net expenses .......................................       255,205
                          Net investment income ..................       129,035
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain from security transactions ....................       117,027
 Unrealized appreciation of investments during the period ........       224,378
        Net realized and unrealized gain on investments ..........       341,405
        Net increase in net assets resulting from operations .....      $470,440

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended December 31, 1998
(Unaudited) and for the Year Ended June 30, 1998
                                                                                        31-Dec-98         June 30, 1998
OPERATIONS:

             Net investment income .................................................     129,035             186,230
             Net realized gain from security transactions ..........................     117,027             311,085
             Unrealized appreciation of investments during the period ..............     224,378             153,901
                            Net change in net assets resulting from operations .....     470,440             651,216
             Subtractions from paid in capital (note 6) ............................        -                -39,253
DISTRIBUTIONS TO SHAREHOLDERS:
             Distributions from net investment income ($0.44 and $0.25 per
             share, respectively) ..................................................    -332,494            -186,230
             Distributions in excess of net realized gains ($0.16 and $0.42
             per share, respectively) ..............................................    -117,027            -311,085
             Distributions from paid in capital ($0.42 per share)                           -               -307,240
CAPITAL SHARE TRANSACTIONS:
             Change in net assets resulting from reinvestment of distributions
                            (7,843 and 14,896 shares, respectively) (note 6) .......     105,477             195,513
                            Total increase in net assets ...........................     126,396               2,921
NET ASSETS:
             Beginning of period ...................................................  10,794,125          10,791,204
             End of period ......................................................... $10,920,521         $10,794,125

Notes to Financial Statements
(Unaudited)
(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange. The investment objective of the Fund is to provide investors with a high level of income, liquidity, and safety of principal. The Fund seeks to achieve its investment objective by investing primarily in securities backed by the full faith and credit of the United States, as set forth in its prospectus. On August 17, 1998, the Fund announced that it intends to invest up to 35% of its total assets in equity and other securities, commencing on October 19, 1998. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1998, the Fund had an unused capital loss carryforward of approximately $772,000, of which $361,000 expires in 2003, $202,000 in 2004 and $209,000 in 2005. Based on
Federal income tax cost of $11,601,821, gross unrealized appreciation was $429,837at December 31, 1998.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager pursuant to an investment management agreement. As compensation for the services provided pursuant to such agreement, the Fund pays to the Investment Manager a fee from its assets, such fee to be computed weekly and payable monthly in arrears at the annual rate of 0.70% of the first $250 million, 0.625% from $250 million to $500 million, and 0.50% over $500 million of the Fund's assets. This fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $38,890 of its management fee during the six months ended December 31, 1998. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $2,226 for providing certain administrative and accounting services at cost for the six months ended December 31, 1998.

At the Annual Meeting of Shareholders ("Annual Meeting") of the Fund held on December 18, 1998, shareholders were asked to elect a director, to ratify the selection of independent auditors for the fiscal period ending December 31, 1998, and to approve amending the Fund's Articles of Incorporation to change the Fund's name. Shareholders elected Frederick A. Parker, Jr. director of the Fund with 232,930 shares voting in favor, 271,848 shares voting to withhold authority, and 1,681 shares not voting. The names of each other director whose term of office continued after the meeting are Bassett S. Winmill, Mark C. Winmill, Thomas B. Winmill, and Douglas Wu. Regarding ratification of independent auditors, 227,627 shares voted in favor, 252,182 shares voted against, 24,969 shares voted to abstain, and 1,681 did not vote. Regarding amendment of the Fund's Articles of Incorporation to change the Fund's name; 183,014 shares voted in favor, 289,144 shares voted against, 32,620 shares voted to abstain, and 1,681 shares did not vote.

Although not properly brought before the Annual Meeting and subject to the Fund's objections and reservations in connection therewith, stockholder proposals were made to adjourn the meeting and to terminate the Investment Management Agreement. With respect to the first adjournment proposal, 100,890 shares voted in favor, 264,571 shares voted against, 0 shares voted to abstain, and 140,998 shares did not vote. With respect to the second adjournment proposal, 100,890 shares voted in favor, 264,571 shares voted against, 0 shares voted to abstain, and 140,998 shares did not vote. With respect to the termination proposal, 234,505 shares voted in favor, 2,770 shares voted against, 2,932 shares voted to abstain, and 266,252 did not vote.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $1,600, under such arrangements. Purchases and proceeds of sales of U.S. government obligations other than short term investments aggregated $8,484,769 and $9,353,672, respectively, for the six months ended December 31, 1998.

(5) The Fund has a committed bank line of credit. At December 31, 1998, the balance outstanding was $190,431 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended December 31, 1998, the annualized weighted average interest rate was 4.34% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $1,742,234.

(6) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $39,300 were charged against paid-in capital during the year ended June 30, 1998. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

(7) A group called Karpus Investment Management ("KIM") at the 1997 annual meeting of the Fund sought to elect its slate of nominees in opposition to management and at the 1998 annual meeting of the Fund made a counter solicitation on all management proposals and a solicitation to terminate the investment management agreement. On February 19, 1998, KIM filed a lawsuit against the Fund in the Circuit Court for Baltimore City, Maryland, Case No. 9805005, which was dismissed with prejudice on October 1, 1998. On February 19, 1998, the Fund filed a lawsuit against KIM in the United States District Court for the Southern District of New York, 98 Civ. 1190. On December 22, 1998, KIM filed a lawsuit against the Fund in the United States District Court for the District of Maryland Court, 98-CV-4161 and the Fund has made counterclaims. In connection with these and related matters, legal expenses borne by the Fund was $163,026 for the six months ended December 31, 1998. In addition, KIM has filed proxy materials to remove the Investment Manager of the Fund. The outcome of these matters and their effect on the Fund or the management agreement with the Investment Manager cannot be predicted with certainty.

FINANCIAL HIIGHLIGHTS
                                                             Six
                                                            Months
                                                            Ended
                                                           December
                                                              31,
PER SHARE DATA                                              1998**        1998         1997          1996         1995        1994

Net asset value at beginning of period ...................  $14.45      $14.74       $14.74        $15.20       $14.63      $15.53
Income from investment operations:
 Net investment income ...................................    0.17        0.25          0.7          0.64         0.73        0.78
 Net realized and unrealized .............................    0.44        0.55         0.01         -0.46          0.6       -1.03
 gain (loss) on investments
 Total from investment ...................................    0.61         0.8         0.71          0.18         1.33       -0.25
 operations
Less distributions:
 Distributions from net investment income ................   -0.44       -0.25        -0.71         -0.64        -0.76       -0.65
 Distributions in excess of net realized gains ...........   -0.16       -0.42          _             _           _             _
 Distributions from paid in capital ......................      _        -0.42          _             _           _             _
 Increase (decrease) in net asset value ..................    0.01       -0.29          _           -0.46         0.57       -0.90
Net asset value at end of period .........................  $14.46      $14.45       $14.74        $14.74       $15.20      $14.63
Per share market value at end of period ..................  $13.75      $13.13       $12.63
TOTAL RETURN ON NET ASSET VALUE BASIS ....................    4.58%       6.43%        5.58%         1.18%        9.40%      -1.76%
TOTAL RETURN ON MARKET VALUE BASIS (a) ...................    9.44%      12.87%       -9.57%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ..............  $10,921     $10,794      $10,791       $13,035      $16,377     $17,777
Ratio of expenses to average net assets (b)(c)(d) ........   4.62%*       5.77%        2.13%         2.10%        2.00%       1.85%
Ratio of net investment income to average net assets (e) .   2.32%*       1.69%        4.48%         4.25%        4.96%       4.16%
Portfolio turnover rate ..................................     68%      168.00%         246%          762%        482%          261%

  *         Annualized.
**          Unaudited
            (a) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return based upon purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market price for the five days preceding the payment date.
            (b) Ratio after custodian credits was 4.59%* and 2.07% for the six months ended December 31, 1998 and the year ended June 30, 1997, respectively. Prior to July 1,1996, there were no reductions in custodian fees. There were no custodian credits for the year ended June 30, 1998.
            (c) Ratio excluding interest expense was 3.94%*, 4.93% and 1.94% for the six months ended December 31, 1998 and the years ended June 30, 1998 and 1997, respectively
            (d) Ratio prior to reimbursement was 5.32%* and 5.82% for the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.

     (e) Ratio prior to reimbursement was 3.02%* and 1.64% for the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.